SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 26, 2004


                                NBT BANCORP INC.
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             (Exact name of registrant as specified in its charter)


                DELAWARE                 0-14703          16-1268674
      ----------------------------     ------------    -------------------
      (State or other jurisdiction     (Commission       (IRS Employer
            of incorporation)          File Number)    Identification No.)


                 52 SOUTH BROAD STREET, NORWICH, NEW YORK 13815
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (607) 337-2265
                                 --------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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                   ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                       ----------------------------------

                               (a) Not Applicable

                               (b) Not Applicable

        (c) The following exhibit is furnished as a part of this report:

              Exhibit No.                     Description
              -----------                     -----------

                  99               Press Release dated July 26, 2004.


                       ITEM 9.  REGULATION FD DISCLOSURE.
                                       --------------

                    Information being provided under Item 12

On July 26, 2004, NBT Bancorp Inc. issued a press release describing its results of operations for quarter and six months ending June 30, 2004 as well as announcing a quarterly dividend of $0.19 per share to be paid on September 15, 2004 to shareholders of record on September 1, 2004. That press release is furnished as Exhibit 99 hereto.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    NBT BANCORP INC.
                    ----------------------------------------
                    (Registrant)


                    /s/  Michael J. Chewens
                    ----------------------------------------
                    Michael J. Chewens
                    Senior Executive Vice President,
                    Chief Financial Officer and Corporate Secretary


Date: July 26, 2004


EXHIBIT INDEX
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Exhibit No.         Description
-----------         -----------

    99              Press Release Dated July 26, 2004.


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